UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800 Bethesda, MD 20814
(Address of principal executive offices)

(204) 497-9024
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective October 21, 2015, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Company”), entered into a stock purchase agreement (the “Agreement”) with Woodford Investment Management LLP as agent for the CF Woodford Equity Income Fund and other clients (collectively, “Woodford”). Pursuant to the Agreement, the Company has agreed to sell, and Woodford has agreed to purchase, 5,454,545 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a purchase price of $5.50 per share for an aggregate purchase price of $30,000,000 (the “Woodford Financing”). The Company has agreed to register the Shares in a registration statement with the U. S. Securities and Exchange Commission.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, in connection with the Woodford Financing, the Company issued 681,884 shares of common stock to Cognate BioServices, Inc. (“Cognate”), on the same terms as the Shares issued to Woodford, to satisfy $3,750,362 of current obligations for unpaid invoices for manufacturing and related services by Cognate. The Company also completed the issuance of 8,052,092 shares of common stock to Cognate which had been approved by the Board in November 2014 and reported by the Company at that time, but had not yet been issued, to satisfy past obligations for unpaid invoices for manufacturing and related services.

Item 3.02	Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), Regulation S and Rule 506 of Regulation D promulgated thereunder. Each of the offerings was made to an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the sale of securities did not involve a public offering; the Company made no solicitation in connection with the sale other than communications with the investor; the Company obtained representations from the investor regarding its investment intent, experience and sophistication; and the investor either received or had access to adequate information about the Company in order to make an informed investment decision.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated October 21, 2015, by and between Northwest Biotherapeutics, Inc. and Woodford Investment Management LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: October 23, 2015	By:	/s/ Linda Powers
Name: Linda Powers
Title: Chief Executive Officer